Back to Form 8-K
Exhibit 10.1

AHCA CONTRACT NO. FAR001
AMENDMENT NO. 4

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency,” and HEALTHEASE HEALTH PLAN OF FLORIDA, INC., hereinafter referred to as the “Vendor,” is hereby amended as follows:

1.
All references in the Contract to the Vendor’s company name are hereby changed from HealthEase Health Plan of Florida, Inc. to HealthEase of Florida, Inc. d/b/a HealthEase.  The Vendor’s contact information, including names, addresses and telephone numbers and the Vendor’s FEID number remain unchanged.

2.
Effective September 1, 2007, Standard Contract, Section II., Item A., Contract Amount, the first sentence, is hereby revised to change the total amount of the Contract from $399,853,991.00 to $410,329,182.00 (an increase of $10,475,191.00).

3.	Effective September 1, 2007, Attachment I, Scope of Services, Section C., Method of Payment, Item 1., General, the first paragraph is hereby revised to now read as follows:

Notwithstanding the payment amounts which may be computed with the rate tables specified in Tables 2 thru 8, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of $410,329,182.00.00 (an increase of $10,475,191.00).

4.
Effective September 1, 2007, Attachment I, Scope of Services, Exhibits 1-A, 3-A, 4-A, 5-A, 6-A, 7-A, 8-A and 9-A, are hereby included and made a part of the Contract.  All references in the Contract to Exhibits 1, 3, 4, 5, 6, 7, 8 and 9, shall hereinafter refer respectively to Exhibits 1-A, 3-A, 4-A, 5-A, 6-A, 7-A, 8-A and 9-A.

5.	Effective September 1, 2007, Attachment II, Medicaid Reform Health Plan Model Contract, Section XIII, Method of Payment, Section B, Capitation Rate Payments, is hereby revised as follows:

--           Sub-item 1.b.(1)(b), is hereby amended to include the following:

Contract Year 2007-2008 Medicaid Reform rates under current Capitation Rate methodology.

--           Sub-item 1.b.(1)(i), the first paragraph is hereby amended to now read as follows:

(i)
50% of Risk Adjusted Methodology: The capitation amount based on the percentage of Risk-Adjusted methodology (h) multiplied by the Base Rates column for Risk-Adjusted methodology after budget neutrality factor (g).

--           Sub-item 1.b.(1)(j), the first sentence is hereby amended to now read as follows:

(j)	Final Rate (with Enhanced Benefit Adjustment): The current methodology capitation amount (d) added to the 50% of Risk-Adjusted methodology amount (i).

6.	This Amendment shall be effective upon execution by both parties or July 1, 2007, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract

This Amendment, and all its attachments, is hereby made part of the Contract.

This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this fourteen (14) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC. D/B/A HEALTHEASE	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Todd Farha	SIGNED BY: /s/ Andrew Agwunobi
NAME: Todd S. Farha	NAME: Andrew C. Agwunobi, M.D.
TITLE: President and CEO	TITLE: Secretary
DATE: 6/29/2007	DATE: 6/29/07

List of Attachments/Exhibits included as part of this Amendment:

Specify Type	Letter/ Number	Description
Exhibit	1-A	Benefit Grid Effective September 1, 2007 (4 Pages)
Exhibit	3-A	Comprehensive Component and Catastrophic Component Capitation Rates (2 Pages)
Exhibit	4-A	Comprehensive Component Only (1 Page)
Exhibit	5-A	Capitation Rates SSI Medicare Part B Only and SSI Medicare Parts A and B Enrollees for All Medicaid Reform Counties (1 Page)
Exhibit	6-A	Capitation Rates for HIV/AIDS Populations for Each Medicaid Reform County (1 Page)
Exhibit	7-A	Capitation Rates for Children with Chronic Conditions for All Medicaid Reform Counties (1 Page)
Exhibit	8-A	Kick Payment Amounts for Covered Transplant Services (1 Page)
Exhibit	9-A	Kick Payment Amounts for Covered Obstetrical Delivery Services (1 Page)

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EXHIBIT 1-A
Benefit Grid
Effective September 1, 2007

(i)      Area 10 Broward- Children and Families

*IF ADDITIONAL SERVICES ARE NEEDED THEY MUST BE PRIOR AUTHORIZED.
Enhanced benefits
(Circumcision, boys up to one year)
($25 OTC, per household per month)
(Adult Dental – Adult Dental – Exams / X-rays / Two Annual Standard Cleanings)

AHCA Contract No. FAR001, Exhibit 1-A, Page 1 of 4

(ii)                 Area 10 Broward- Aged and Disabled

*IF ADDITIONAL SERVICES ARE NEEDED THEY MUST BE PRIOR AUTHORIZED.
Enhanced benefits
(Circumcision, boys up to one year)
($25 OTC, per household per month)
(Meals on Wheels – Home delivery up to 10 meals post discharge)
(Expanded dental services – Exams/Xrays / Deep Cleaning/ Clear and Silver Fillings/ Crown (limited) Flouride/Periodontal Scaling and root planing)
(Respite Events - up to 1 per month)

AHCA Contract No. FAR001, Exhibit 1-A, Page 2 of 4

(i)      Area 4 Duval- Children and Families

*IF ADDITIONAL SERVICES ARE NEEDED THEY MUST BE PRIOR AUTHORIZED.
Enhanced benefits
(Circumcision, boys up to one year)
($25 OTC, per household per month)
(Adult Dental Exams / X-rays / Deep Cleaning / Unlimited Silver Fillings / Two Annual Standard Cleanings)

AHCA Contract No. FAR001, Exhibit 1-A, Page 3 of 4

(ii)                 Area 4 Duval- Aged and Disabled

COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/ Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient						
Behavioral Health					$ -	admit
Physical Health					$ -	admit
Transplant Services						
Outpatient Services						
Emergency Room						
Medical/Drug Therapies (Chemo, Dialysis)						
Ambulatory Surgery - ASC						
Hospital Outpatient Surgery					$ -	visit
Lab / X-ray					$ -	day
Hospital Outpatient Services NOS				Annual	$ -	visit
Outpatient Therapy (PT/RT)			no limit	Annual		
Outpatient Therapy (OT/ST)						
Maternity and Family Planning Services						
Inpatient Hospital						
Birthing Centers						
Physician Care						
Family Planning						
Pharmacy						
Physician and Phys Extender Services (non maternity)						
EPSDT						
Primary Care Physician					$ -	visit
Specialty Physician					$ -	visit
ARNP / Physician Assistant					$ -	visit
Clinic (FQHC, RHC)					$ -	visit
Clinic (CHD)						
Other						
Other Outpatient Professional Services						
Home Health Services	120*	Annual		Annual	$ -	visit
Chiropractor		Annual		Annual	$ -	visit
Podiatrist		Annual		Annual	$ -	visit
Dental Services				Annual	-	coinsurance
Vision Services				Annual	$ -	visit
Hearing Services				Annual		
Outpatient Mental Health					$ -	visit
Outpatient Pharmacy	17	Monthly		Annual		
Other Services						
Ambulance						
Non-emergent Transportation					$ -	trip
Durable Medical Equipment				Annual

*IF ADDITIONAL SERVICES ARE NEEDED THEY MUST BE PRIOR AUTHORIZED.

Enhanced benefits
(Circumcision, boys up to one year)
($25 OTC, per household per month)
(Meals on Wheels)
(Adult Dental – Exams / X-rays / Deep Cleaning / Clear and Silver Fillings / Crown (limited) / Fluoride / Periodontal Scaling and Root Planing)
(Respite Events - up to 1 per month)

AHCA Contract No. FAR001, Exhibit 1-A, Page 4 of 4

EXHIBIT 3-A
COMPREHENSIVE COMPONENT AND CATASTROPHIC COMPONENT CAPITATION RATES

TABLE 2
Area: 4	County: Duval, Clay, Baker and Nassau	September 1, 2007

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Age Range	FY0708 Discounted Reform rates Under Current Methodology	Percentage of Current Methodology	50% of Current Methodology	Preliminary FY0708 Base rates for Risk Adjusted Methodology	Budget Neutrality Factor	FY0708 Base rates for Risk Adjusted Methodology after Budget Neutrality	Percentage of Risk Adjusted Methodology	50% of Risk Adjusted Methodology	Final Rates (with Enhanced Benefit Adjustment)
a	b	c	d	e	f	g	h	i	j

Eligibility Category:	Children and Family

Month 0-2 All									$942.31
Month 3-11 All									$218.74
1-5 All	$113.17	50%	$56.58	$124.53	1.04120	$129.66	50%	$64.83	$118.98
6-13 All	$82.75	50%	$41.37	$124.53	1.04120	$129.66	50%	$64.83	$104.08
14-20 Female	$119.81	50%	$59.91	$124.53	1.04120	$129.66	50%	$64.83	$122.24
14-20 Male	$81.70	50%	$40.85	$124.53	1.04120	$129.66	50%	$64.83	$103.56
21-54 Female	$218.13	50%	$109.06	$124.53	1.04120	$129.66	50%	$64.83	$170.41
21-54 Male	$158.54	50%	$79.27	$124.53	1.04120	$129.66	50%	$64.83	$141.22
55+ All	$350.55	50%	$175.28	$124.53	1.04120	$129.66	50%	$64.83	$235.30

Composite Based on Total Casemonths	$119.40					$129.66		$0.00	$122.04

Eligibility Category:	Aged and Disabled

Month 0-2 All									$14,803.79
Month 3-11 All									$3,019.63
1-5 All	$537.41	50%	$268.70	$657.05	1.05080	$690.42	50%	$345.21	$601.64
6-13 All	$312.13	50%	$156.06	$657.05	1.05080	$690.42	50%	$345.21	$491.25
14-20 All	$296.53	50%	$148.27	$657.05	1.05080	$690.42	50%	$345.21	$483.61
21-54 All	$790.16	50%	$395.08	$657.05	1.05080	$690.42	50%	$345.21	$725.49
55+ All	$809.32	50%	$404.66	$657.05	1.05080	$690.42	50%	$345.21	$734.88

Composite Based on Total Casemonths	$623.67					$690.42		$0.00	$643.91

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AHCA Contract No. FAR001, Exhibit 3-A, Page 1 of 2

EXHIBIT 3-A
COMPREHENSIVE COMPONENT AND CATASTROPHIC COMPONENT CAPITATION RATES

TABLE 2
Area: 10	County: Broward	September 1, 2007

    ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Age Range	FY0708 Discounted Reform rates Under Current Methodology	Percentage of Current Methodology	50% of Current Methodology	Preliminary FY0708 Base rates for Risk Adjusted Methodology	Budget Neutrality Factor	FY0708 Base rates for Risk Adjusted Methodology after Budget Neutrality	Percentage of Risk Adjusted Methodology	50% of Risk Adjusted Methodology	Final Rates (with Enhanced Benefit Adjustment)
a	b	c	d	e	f	g	h	i	j

Eligibility Category:	Children and Family

Month 0-2 All									$907.28
Month 3-11 All									$208.49
1-5 All	$106.14	50%	$53.07	$117.69	1.07460	$126.47	50%	$63.23	$113.98
6-13 All	$82.94	50%	$41.47	$117.69	1.07460	$126.47	50%	$63.23	$102.61
14-20 Female	$115.00	50%	$57.50	$117.69	1.07460	$126.47	50%	$63.23	$118.32
14-20 Male	$79.98	50%	$39.99	$117.69	1.07460	$126.47	50%	$63.23	$101.16
21-54 Female	$202.08	50%	$101.04	$117.69	1.07460	$126.47	50%	$63.23	$160.99
21-54 Male	$146.71	50%	$73.35	$117.69	1.07460	$126.47	50%	$63.23	$133.86
55+ All	$325.58	50%	$162.79	$117.69	1.07460	$126.47	50%	$63.23	$221.50

Composite Based on Total Casemonths	$108.91					$126.47		$0.00	$115.34

Eligibility Category:	Aged and Disabled

Month 0-2 All									$17,822.94
Month 3-11 All									$3,594.38
1-5 All	$631.27	50%	$315.63	$813.28	1.06682	$867.63	50%	$433.81	$734.46
6-13 All	$355.68	50%	$177.84	$813.28	1.06682	$867.63	50%	$433.81	$599.42
14-20 All	$343.79	50%	$171.90	$813.28	1.06682	$867.63	50%	$433.81	$593.59
21-54 All	$930.27	50%	$465.13	$813.28	1.06682	$867.63	50%	$433.81	$880.97
55+ All	$965.71	50%	$482.85	$813.28	1.06682	$867.63	50%	$433.81	$898.33

Composite Based on Total Casemonths	$758.94					$867.63		$0.00	$797.02

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AHCA Contract No. FAR001, Exhibit 3-A, Page 2 of 2

EXHIBIT 4-A
COMPREHENSIVE COMPONENT ONLY
TABLE 3
Area: ________________	County: _________________	September 1, 2007

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
Area ________
Age Range	FY0607 Discounted Reform rates Under Current Methodology	Percentage of Current Methodology	75% of Current Methodology	FY0607 Base Rates for Risk-Adjusted Methodology	Percentage of Risk-Adjusted Methodology	25% of Risk-Adjusted Methodology	Budget Neutrality Factor	Budget Adjusted of 25% of Risk Adjusted Methodology	Blended Rate (Risk = 1.00)	Final Rate (with Enhanced Benefit Adjustment)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Eligibility Category:	Children and Family
Month 0-2 All		$75%	$		$25%	$	$			$
Month 3-11 All		$75%	$		$25%	$	$			$
1-5 All		$75%	$		$25%	$	$			$
6-13 All		$75%	$		$25%	$	$			$
14-20 Female		$75%	$		$25%	$	$			$
14-20 Male		$75%	$		$25%	$	$			$
21-54 Female		$75%	$		$25%	$	$			$
21-54 Male		$75%	$		$25%	$	$			$
55+ All		$75%	$		$25%	$	$			$
Composite							$			$

Eligibility Category:	Aged and Disabled
Month 0-2 All		$75%	$		$25%	$	$			$
Month 3-11 All		$75%	$		$25%	$	$			$
1-5 All		$75%	$		$25%	$	$			$
6-13 All		$75%	$		$25%	$	$			$
14-20 All		$75%	$		$25%	$	$			$
21-54 All		$75%	$		$25%	$	$			$
55+ All		$75%	$		$25%	$	$			$
Composite										$

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AHCA Contract No. FAR001, Exhibit 4-A, Page 1 of 1

EXHIBIT 5-A
CAPITATION RATES
SSI MEDICARE PART B ONLY
AND
SSI MEDICARE PARTS A AND B ENROLLEES
FOR ALL MEDICAID REFORM COUNTIES

TABLE 4

Area:	4	County:	Duval, Baker, Clay and Nassau

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

	Under Age 65	Age 65 & Over
SSI/Parts A & B	$200.51	$135.15
SSI/Part B Only	$369.64	$369.64

Area:                         10           County:                      Broward

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

	Under Age 65	Age 65 & Over
SSI/Parts A & B	$192.29	$129.85
SSI/Part B Only	$249.37	$249.37

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        AHCA Contract No. FAR001, Exhibit 5-A, Page 1 of 1

EXHIBIT 6-A
CAPITATION RATES FOR HIV/AIDS POPULATIONS FOR EACH MEDICAID REFORM COUNTY

TABLE 5

Area:	4	County:	Duval, Baker, Clay and Nassau

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Capitation Rate

HIV (no medicare)	$1,216.29
AIDS (no medicare)	$2,394.42
HIV-SSI/Parts A & B, SSI Part B Only	$ 294.90
AIDS-SSI/Parts A & B, SSI Part B Only	$ 291.91

Area:	10	County:	Broward

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Capitation Rate

HIV (no medicare)	$1,966.44
AIDS (no medicare)	$3,690.27
HIV-SSI/Parts A & B, SSI Part B Only	$ 331.60
AIDS-SSI/Parts A & B, SSI Part B Only	$ 708.10

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EXHIBIT 7-A
CAPITATION RATES FOR CHILDREN WITH CHRONIC CONDITIONS FOR ALL MEDICAID REFORM COUNTIES

TABLE 6

Area:	County: ____________________

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
	Age < 1 Yr	Age 1 Yr	Age 2 - 20 Yrs

Children with Chronic Conditions	$	$	$

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        AHCA Contract No. FAR001, Exhibit 7-A, Page 1 of 1

EXHIBIT 8-A
KICK PAYMENT AMOUNTS FOR COVERED
TRANSPLANT SERVICES

TABLE 7

Area:	4	County:	Duval, Baker, Clay and Nassau

Area:	10	County:	Broward

CPT Code	Transplant CPT Code Description	Children/Adolescents or Adult	Payment Amount
32851	lung single, without bypass	Children/Adolescents	$320,800.00
32851	lung single, without bypass	Adult	$238,000.00
32852	lung single, with bypass	Children/Adolescents	$320,800.00
32852	lung single, with bypass	Adult	$238,000.00
32853	lung double, without bypass	Children/Adolescents	$320,800.00
32853	lung double, without bypass	Adult	$238,000.00
32854	lung double, with bypass	Children/Adolescents	$320,800.00
32854	lung double, with bypass	Adult	$238,000.00
33945	heart transplant with or without recipient cardiectomy	Children/Adolescents	$162,000.00
33945	heart transplant with or without recipient cardiectomy	Adult	$162,000.00
47135	liver, allotransplation, orthotopic, partial or whole from cadaver or living donor	Children/Adolescents	$122,600.00
47135	liver, allotransplation, orthotopic, partial or whole from cadaver or living donor	Adult	$122,600.00
47136	liver, heterotopic, partial or whole from cadaver or living donor any age	Children/Adolescents	$122,600.00
47136	liver, heterotopic, partial or whole from cadaver or living donor any age	Adult	$122,600.00

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        AHCA Contract No. FAR001, Exhibit 8-A, Page 1 of 1

EXHIBIT 9-A
KICK PAYMENT AMOUNTS FOR COVERED

OBSTETRICAL DELIVERY SERVICES

TABLE 8

Area:                 4                      County:                      Duval, Baker, Clay & Nassau

CPT Code	Obstetrical Delivery CPT Code Description	Payment Amount
59409	Vaginal delivery only	$3,982.26
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery including postpartum care

Area:	10	County:	Broward

CPT Code	Obstetrical Delivery CPT Code Description	Payment Amount
59409	Vaginal delivery only	$3,997.99
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery including postpartum care

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AHCA Contract No. FAR001, Exhibit 9-A, Page 1 of 1